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                                                                   Exhibit 10.06

        POST CLOSING OBLIGATIONS AND FIRST AMENDMENT AND WAIVER
          TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


      This POST CLOSING OBLIGATIONS AND FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as the same may from time to time be amended, restated, supplemented or otherwise modified, this "FIRST AMENDMENT") is made as of July 29, 2002 by and among VistaCare, Inc., a Delaware corporation, Vista Hospice Care, Inc., a Delaware corporation, VistaCare USA, Inc., a Delaware corporation, FHI Health Systems, Inc., a Delaware corporation, FHI GP, Inc., a Texas corporation, FHI LP, Inc., a Nevada corporation, Family Hospice, Ltd., a Texas limited partnership, and FHI Management, Ltd., a Texas limited partnership (together with each of their successors and permitted assigns, collectively referred to as the "BORROWERS" and each individually referred to as a "BORROWER"), and Healthcare Business Credit Corporation, a Delaware corporation (together with its successors and assigns, "LENDER").

                                   WITNESSETH:

      WHEREAS, Borrowers and Lender have entered into that certain Amended and Restated Loan and Security Agreement dated as of June 3, 2002 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT") in connection with, among other things, a $3,000,000 term loan (the "LOAN") to be made by Lender to Borrowers;

      WHEREAS, Borrowers and Lender have entered certain other agreements, documents and instruments to be delivered by Borrowers in connection with the Loan Agreement (collectively, together with the Loan Agreement, the "LOAN DOCUMENTS");

      WHEREAS, Borrowers have certain obligations under the Loan Documents that are intended to be fulfilled, to Lender's satisfaction, subsequent to the closing of the Loan;

      WHEREAS, Borrowers have failed to fulfill some of the obligations and have requested Lender to disburse the proceeds of the Loan notwithstanding such failure;

      WHEREAS, Borrowers advised Lender that Borrowers' Debt Service Coverage Ratio at the end of the quarterly period ending December 31, 2001 was in violation of Section 6.6(a) of the Loan Agreement;

      WHEREAS, Borrowers advised Lender that Borrowers' Net Worth at the end of the quarterly period ending December 31, 2001 was in violation of Section 6.6(b) of the Loan Agreement;

      WHEREAS, Borrowers have failed to deliver to Lender (i) the audited financial statements as of and for the year ended December 31, 2001 as required by Section 6.7(a)(i) of the Loan Agreement and (ii) the internally prepared quarterly consolidating and consolidated financial statements along with year-to-date information for the quarter ended March 31, 2002 as required by
Section 6.7(a)(ii) of the Loan Agreement;
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      WHEREAS, Borrowers have failed to deliver to Lender an Officers'
Certificate as required by Section 6.8 of the Loan Agreement in connection with the delivery of the financial statements as required in Section 6.7(a)(ii) of the Loan Agreement;

      WHEREAS, Borrowers have requested that Lender waive the Events of Default arising out of Borrowers' failure to comply with Section 6.6(a), Section 6.6(b),
Section 6.7(a)(i), Section 6.7(a)(ii) and Section 6.8 of the Loan
Agreement;

      WHEREAS, Borrowers have requested and Lender has agreed to amend the terms and conditions of the Loan Documents pursuant to the terms and conditions of this Amendment; and

      WHEREAS, Lender is willing to make the amendments and to grant the waivers requested by Borrowers if Borrowers agree to fulfill such obligations within the time periods set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and for the purpose of inducing Lender to disburse the proceeds of the Loan and to grant the waiver requested by Borrowers in accordance with the terms of the Loan Documents, Borrowers hereby agree as follows:

      1. Obligations. Borrowers hereby absolutely and unconditionally agree to fulfill the following, to Lender's satisfaction on or before the date set forth below:

            (a) On or before the commencement of operations of Borrowers and at the latest before 5:00 p.m. on August 2, 2002, Borrowers shall deliver to Lender fully completed copies of Schedule II to the Loan Agreement;

            (b) On or before the commencement of operations of Borrowers and at the latest before 5:00 p.m. on August 2, 2002, each Borrower shall deliver to Lender fully executed copies of each Borrower's Certificate of the Secretary, together with a fully executed Unanimous Written Consent of the Directors of such Borrower;

            (c) On or before the commencement of operations of Borrowers and at the latest before 5:00 p.m. on August 2, 2002, each Borrower shall deliver to Lender good standing certificates from each Borrower's jurisdiction of organization and each jurisdiction where any Borrower is authorized to transact business;

            (d) On or before the commencement of operations of Borrowers and at the latest before 5:00 p.m. on August 2, 2002, Borrowers shall deliver to Lender the financial statements and collateral reports as required by Section 6.7(a)(i);

            (e) On or before the commencement of operations of Borrowers and at the latest before 5:00 p.m. on August 2, 2002, Borrowers shall deliver to Lender the financial statements and collateral reports as required by Section 6.7(a)(ii); and

            (f) On or before the commencement of operations of Borrowers and at the latest before 5:00 p.m. on August 2, 2002, Borrowers shall deliver to Lender the Officers' Certificate as required by Section 6.8.


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      2. Amendments

      2.1 The definition of Debt Service Coverage Ratio is hereby deleted and replaced in its entirety with the following new definition:

      "Debt Service Coverage Ratio means the ratio of (a) the sum of (i) net income, plus (ii) interest expense, plus (iii) income taxes, plus (iv) depreciation and amortization expenses, plus (v) any other non-cash items, minus non-financed capital expenditures to (b) the sum of (i) interest expense, plus (ii) the current portion of long-term debt, plus (iii) the current portion of lease payments under capitalized leases, plus (iv) Distributions, all as determined for Borrowers on a consolidated basis in accordance with GAAP."

      2.2 Section 6.6(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:



            (a) "Borrowers shall maintain at all times a Debt Service Coverage Ratio of at least 1.25 to 1.0 measured (i) as of March 31, 2002 for the first quarter then ended on an annualized basis, (ii) as of June 30, 2002 for the two quarters then ended on an annualized basis,
            (iii) as of September 30, 2002 for the three quarters then ended on an annualized basis and (iv) beginning with the quarter ended December 31, 2002 and thereafter on a rolling four-quarter basis."

      2.3 Section 6.6(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            (b) "Borrowers shall maintain a Net Worth measured quarterly at the end of each fiscal quarter of at least Thirteen Million and No/100 Dollars ($13,000,000) until December 31, 2002, and Eighteen Million and No/100 Dollars ($18,000,000) measured quarterly at the end of each fiscal quarter thereafter."

      3. Default. Borrowers understand and agree with Lender that Borrowers' failure to comply with any or all of the obligations set forth in the foregoing paragraph on or before the date provided shall be an immediate event of default under the Loan Documents without any further notice or cure period.

      4. Waiver. Lender hereby waives the Events of Default created as a result of Borrowers' failure to comply with (a) Section 6.6(a) and Section 6.6(b) of the Loan Agreement for the quarterly period ending December 31, 2001, (b)
Section 6.7(a)(i) of the Loan Agreement for the year ended December 31, 2001,
(c) Section 6.7(a)(ii) of the Loan Agreement for the quarter ended March 31, 2002 and (d) Section 6.8 of the Loan Agreement for the year ended December 31, 2001 and for the quarter ended March 31, 2002. This waiver is limited to the Borrowers' failure to comply with Section 6.6(a), Section 6.6(b), Section 6.7(a)(i), Section 6.7(a)(ii) and Section 6.8 of the Loan Agreement for the specific periods mentioned above and shall not be construed as a waiver of any other presently existing or future Event of Default.

      5. Fees. Prior to the effectiveness of this First Amendment, Borrowers shall pay to Lender a nonrefundable amendment fee in an amount equal to Two Thousand Five Hundred and No/100 Dollars ($2,500.00).

      6. Governing Law; Forum. The validity, enforcement and interpretation of this First Amendment shall for all purposes be governed by and construed in accordance with the laws of the State of New Jersey, without regard to its conflicts of law principles, and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. Borrowers hereby irrevocably submit generally and unconditionally for Borrowers and in respect of Borrowers' property to the non-exclusive jurisdiction of any local court, or any United States federal court, sitting in the State of New Jersey over any suit, action or proceeding arising out of or relating to this First Amendment. Borrowers hereby irrevocably waive, to the fullest extent permitted by law, any objection that Borrowers may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Borrowers hereby agree and consent that, in addition to any methods of service of process provided for under applicable law, all services of process in any such suit, action or proceeding in any local court, or any United States federal court, sitting in the State of New Jersey, may be made by certified or registered mail, return receipt requested, directed to Borrowers, and service so made shall be complete five (5) business days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any


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manner permitted by law or limit the right of Lender to bring proceedings against Borrower in any other court or jurisdiction.

      7. Invalidity of Certain Provisions. If any provision of this First Amendment or the application thereof to any party or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this First Amendment nor the application of such provision to any other party or circumstance shall be affected thereby, and the remaining provisions of this First Amendment, or the applicability of such provision to other parties or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable law.

      8. Attorneys' Fees and Costs of Collection. Borrowers shall pay on demand all reasonable attorneys' fees and costs, incurred through litigation and all appeals and any bankruptcy proceedings, and all other actual costs and expenses, incurred by Lender in the enforcement of or preservation of Lender's rights under this First Amendment whether or not suit be brought.

      9. Warranties. Borrowers make to Lender the following representations and warranties:

            (a) Authorization. Each of the Borrowers has the full right, power and authority to enter into this First Amendment and carry out its obligations hereunder. All requisite entity authorization for the execution of this First Amendment by each of the Borrowers has been obtained and remains in full force and effect.

            (b) Enforceability. This First Amendment is a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the rights of creditors generally.

      10. Time of Essence. Time shall be of the essence in this First Amendment with respect to all of Borrowers' obligations hereunder.

      11. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWERS AND LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE DEALING OF BORROWERS AND LENDER WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWERS AND LENDER HEREBY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT LENDER OR BORROWERS MAY FILE AN EXECUTED COPY OF THIS AGREEMENT WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN


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EVIDENCE OF THE CONSENT OF EACH OF BORROWERS AND LENDER TO THE WAIVER OF ITS
RIGHT TO TRIAL BY JURY. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY, THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED BY EACH BORROWER OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      12. Additional Waivers. EACH BORROWER EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY LENDER ON THIS AGREEMENT, ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF; (II) INTERPOSE ANY COUNTERCLAIM THEREIN UNLESS UNDER THE APPLICABLE RULES OF COURT, SUCH COUNTERCLAIM MUST BE ASSERTED IN SUCH PROCEEDING, AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING.

      13. Miscellaneous. No act, delay, omission or course of dealing between Lender and Borrowers, or any of them, will be a waiver or modification of any of Lender's rights or remedies under this First Amendment, and no waiver, change, modification or discharge of this First Amendment or any obligation created hereby will be effective unless in writing signed by Lender.


                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first above written.

BORROWERS:                                BORROWERS:


FHI LP, Inc.                              VistaCare, Inc.


By: /s/ Phil Arnold                       By: /s/ Phil Arnold
    ----------------------------              ----------------------------
Attest: /s/ Stephen Lewis                 Attest: /s/ Stephen Lewis
        ------------------------                  ------------------------
(Corporate Seal)                          (Corporate Seal)



Family Hospice, Ltd.                      Vista Hospice Care, Inc.


By: /s/ Phil Arnold                       By: /s/ Phil Arnold
    ----------------------------              ----------------------------
Attest: /s/ Stephen Lewis                 Attest: /s/ Stephen Lewis
        ------------------------                  ------------------------
(Corporate Seal)                          (Corporate Seal)



FHI Management, Ltd.                      VistaCare USA, Inc.


By: /s/ Phil Arnold                       By: /s/ Phil Arnold
    ----------------------------              ----------------------------
Attest: /s/ Stephen Lewis                 Attest: /s/ Stephen Lewis
        ------------------------                  ------------------------
(Corporate Seal)                          (Corporate Seal)



FHI GP, Inc.                              FHI Health Systems, Inc.


By: /s/ Phil Arnold                       By: /s/ Phil Arnold
    ----------------------------              ----------------------------
Attest: /s/ Stephen Lewis                 Attest: /s/ Stephen Lewis
        ------------------------                  ------------------------
(Corporate Seal)                          (Corporate Seal)


LENDER:
HEALTHCARE BUSINESS CREDIT
CORPORATION


By: /s/ Mike Gervais
   -----------------------------
Attest: /s/ Miriam Gallagher
       -------------------------



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